Americas Overview Chris Ludeman President, Brokerage – Americas Exhibit 99.3

Business Overview Platform and Structure

CB Richard Ellis  |  Page 3 CB Richard Ellis  |  Page 3
2007 Americas Revenue:  $3.7 billion
34%
29%
28%
4%
4%
1%
Leasing
Property/Facilities Management
Sales
Appraisal and Valuation
Commercial Mortgage Brokerage
Other

CB Richard Ellis  |  Page 4 CB Richard Ellis  |  Page 4
2007 Americas Corporate Stats
Offices 190+
(1)
Employees 19,400+
(2)
Brokerage Services (# of Producers) 3,500
(1)
Total Transaction Value $136.1 billion
Property Sales (# of Transactions) 7,025
Property Sales (Transaction Value) $87.8 billion
Property Leasing (# of Transactions) 31,050
Property Leasing (Transaction Value) $48.3 billion
Property & Corporate Facilities Under Management 1.1 billion sq. ft.
(1)
Project Management (# of Project Managers) 1,800
Loan Originations $25.0 billion
Loan Servicing $110.5 billion
(3)
Investment Assets Under Management $18.6 billion
Development in Process/Pipeline $9.2 billion
Valuation and Advisory Assignments 30,725
Unique Breadth And Depth
(1) Includes affiliate company totals
(2) Excludes affiliate employees
(3) Reflects loans serviced by GEMSA, a joint venture between CBRE Melody and GE Capital Real Estate

East
West
Tri-State
Canada
Latin America
Finance
Human Resources
Information Technology
Marketing and Communications
Operations
Research and TWR
Brokerage Services
Capital Markets
Development Services
Institutional and Corporate Services
Investment Management
Valuation and Advisory

CB Richard Ellis  |  Page 5 CB Richard Ellis  |  Page 5
Americas Structure
Large, multi-dimensional
business
Managed as a
single entity
Matrix management
• Geography
• Lines of business
• Shared Services
functions
Interconnected and Interdependent

Sales and Leasing Trends

CB Richard Ellis  |  Page 7 CB Richard Ellis  |  Page 7
CBRE Americas Sales Revenue
($ in millions)
389
606
796
959
1,025
2003 2004 2005 2006 2007
Sales Trends
1Q 2008 Update
Investment volumes well off 2007 pace
due to credit market dislocation
$100 million+ assets especially difficult to
finance
Buyer and seller expectations remain out
of alignment
Pricing of risk is still fluid
Spreads have narrowed modestly post
Bear Stearns but remain unusually wide
CMBS market still largely frozen
Thin volume of trades creates lack of
predictability
Equity capital is plentiful but apprehensive.
No investor wants to be first and wrong
28%
Sales % of FY 2007 Total Revenue
Includes Trammell Crow Company’s operations prior to the acquisition on December 20, 2006. The financial information including Trammell Crow
Company is presented for informational purposes and does not purport to represent what CBRE Americas’ results of operations or financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to December 20, 2006.
1

CB Richard Ellis  |  Page 8 CB Richard Ellis  |  Page 8
34%
Leasing Trends
Q1 2008 Leasing Update
Office vacancy up to 12.9% nationally
Impetus for office vacancy increase is
suburbs; Downtowns continue to hold
steady
Construction remains below norms of
past cycles, helping to sustain rent
levels in most markets and increases in
some markets
Markets with heavy residential subprime
exposure are faring worse
Absorption of industrial space has
slowed due to decline in imports,
especially in port markets
Industrial supply pipeline remains in
check and rent growth should continue;
albeit at slower pace
CBRE Americas Leasing Revenue
($ in millions)
528
755
815
1,208
1,241
2003 2004 2005 2006 2007
Leasing % of FY 2007 Total Revenue
1
Includes Trammell Crow Company’s operations prior to the acquisition on December 20, 2006. The financial information including Trammell Crow
Company is presented for informational purposes and does not purport to represent what CBRE Americas’ results of operations or financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to December 20, 2006.

Key Americas Initiatives

CB Richard Ellis  |  Page 10 CB Richard Ellis  |  Page 10
Key Americas Initiatives
Fill all gaps through acquisitions & recruiting
Explore new business segments
Develop key niche practices/specialty services
Drive enterprise selling throughout organization
Leverage marketing to improve client outreach
Enhance research brand and output
Invest in technology for competitive advantage
Embrace commitment to corporate responsibility

toward a greener tomorrow
Announcing our most ambitious assignment
CBRE
CB RICHARD ELLIS

Green Downtown Office Markets:
A Future Reality
Summer 2007
CBRE
CB RICHARD ELLIS

An ambitious assignment.
A notable achievement.
CB Richard Ellis is proud to be named EPA ENERGY STAR® Partner of the Year.
toward a greener tomorrow
CBRE
CB RICHARD ELLIS

David Pogue
National Director of Sustainability
Institutional and Global
Corporate Services
CB Richard Ellis, Inc.
225 W. Santa Clara St.
Suite 1050
San Jose, CA 95113
CBRE
CB RICHARD ELLIS
Sally Wilson, AIA, LEED AP
Global Director of Environmental Strategy
Director of Advisory Services
Brokerage Services
CB Richard Ellis, Inc.
750 9th St., NW
Suite 900
Washington, DC 20001
202 585 5771 Tel
202 783 1723 Fax
sally.wilson@cbre.com
www.cbre.com
CBRE
CB RICHARD ELLIS

Today
a few small changes
can make a big difference

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11 Niche Practices: Sustainable Practice Group

enterpriseselling

Strike Team Alert

Prospect: Ford Land

Opportunity: Develop marketing plan to assist Ford in selection of master developer for 122 acre mixed-use development project

Deliverable: Due Mid February 2008

Details:

- 122 acre Plant in St. Paul, MN (overlooking Mississippi river)
- Prime location for development – high visibility
- Likely mixed use covering all property types

The Engagement:

- Identify a master developer
- Develop national marketing approach and plan

The Pitch: Detail CBRE's qualifications, competitive advantages, and subject matter expertise relative to:

1. Market exposure – Develop RFP, identify buyers, qualify buyers, make recommendation
2. Local expertise – Support with market knowledge; land planning and absorption, redevelopment opportunities, identifying end users to understand uses. Evaluate development ideas to minimize risk
3. Structuring the Deal – Objective is to option the property to buyer during environmental process and subject to final land use plan to accomplish higher and best use at market values
4. The Entitlement Process – Provide land advisory services to Ford during land use planning discussions
5. Environmental Reviews and Risk Transference
6. Market Consulting – Provide real time market knowledge: land values by use, absorption and densities in support of contract with buyer
7. Financial Engineering – Advise Ford Land on alternatives and merits of various financial structures including sales, joint ventures and carried interests

We Need: Subject Matter experts and team members in the areas listed above

Please contact Jennifer Ashley at 212.984.8097 with any information or suggestions relevant to this pursuit.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12 Enterprise Selling Strike Team Alert

CB Richard Ellis  |  Page 13 CB Richard Ellis  |  Page 13
Enterprise Selling
Track Record in Q1 2008
10 WINS
(80% Success Rate)
18 PURSUITS
IN PROGRESS
HQ Tenant Representation
Industrial Leasing Agency
Portfolio Disposition
Land/Master Developer
Valuation
Plant Disposition
Sale Disposition
Development Services
Land Sale
Property Management
Retail Agency
Consulting
Chicago
Toronto
St. Louis
Charlotte
Pittsburgh
Atlanta
Tacoma
Kansas City
Columbia
Hawaii
New Jersey
Minneapolis
Executive-led business pursuit process
Patterned after Trammell Crow GCS model
Evaluating opportunities across geographic & functional matrix
Harvesting best talent from the enterprise on tailored basis
Dedicated marketing support for quality and consistency
Increasing level of engagement across enterprise

U.S. Cellular

AVON
the company for women

OPEN TEXT
The Content Experts™

Ford

HRP

MACQUARIE

GM

RR DONNELLEY

BABCOCK & BROWN

KENNEDY ASSOCIATES
REAL ESTATE COUNSEL, LP
Institutional Advisors Since 1978

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 14 CB Richard Ellis | Page 14 Enterprise Selling Track Record in Q1 2008

CB RICHARD ELLIS VIEWPOINT
The implications of economic trends on commercial real estate
March 2008
www.cbre.com/research
DEBT MARKET PANIC OVERSTATES RISK IN CO
REAL ESTATE MARKET
The commercial real estate market remains healthy and is expected to perform well...
CBRE
CB RICHARD ELLIS
AMERICAS MARKET OUTLOOK
April 2008
www.cbre.com/research
Steady Occupancy Costs Expected Across M
by Raymond Wong
Director, Americas Research Operations
ECONOMY
MARKET OVERVIEW
U.S. Consumer Confidence Softening
CBRE
CB RICHARD ELLIS
CB RICHARD ELLIS ENTERPRISE NOTES
March 2008
WISDOM IN A CHANGING MARKET
What Should You Be Doing?
enterpriseselling
CBRE
CB RICHARD ELLIS
CB RICHARD ELLIS

CB Richard Ellis | Page 15 CB Richard Ellis | Page 15 Enhance Research Brand Becoming the Industry Voice

CBRE marketplace

axis
BUILDING VALUE

TRAC

MarketStrike

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 16 CB Richard Ellis  |  Page 16
Invest in Technology
Web-based platform that will empower sales brokers and
investors to perform online real estate transactions
Transaction ‘efficiency tool’
Tenant-friendly building portal – private label for building owners
Provides:
• Building services and contact information
• Leasing information: brochures, vacancies, floor plans, etc.
• Building communication
• Documents
ools and esources to dvise and ollaborate
Interactive knowledge center providing real-time best practices, content and tools for our sales and leasing professionals
Black box that crunches CBRE Research market data and TWR
projections
Helps investors proactively manage large portfolios and capitalize on market opportunities
Enable Productivity & Extend Competitive Advantage
T R
A C

Americas Market Position

CB Richard Ellis  |  Page 18 CB Richard Ellis  |  Page 18
CBRE vs. the Competition – Americas
$2,652
$6,036
(1)
$2,100
(2)
$3,690
$764
$1,218
(3)
$718
(4)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
CBRE JLL C&W Grubb & Ellis
(1) Includes revenue from discontinued operations of $2 million
(2) As per Cushman & Wakefield 2007 Annual Review
(3) U.S. Revenue
(4) Proforma comprises $513 million for legacy Grubb & Ellis combined with $205 million for Triple Net Properties
2007 Global Revenue
2007 Americas Revenue
$ in millions